SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6 (e))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11 ( c) or Rule 14a-12

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Registrant as Specified in Its Charter)

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-16 (i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[   ] Fee paid with previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 2, 2004

          The Annual Meeting of Shareholders of California First National Bancorp will be held at the corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Thursday, December 2 at 10:00 a.m., local time.

          The Annual Meeting will be held (i) to elect a Board of Directors for the ensuing year, and (ii) to transact such other business as may properly come before the Annual Meeting and at any and all adjournments thereof. At the Annual Meeting, the Board of Directors of the Company intends to present Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta as nominees for election to the Board of Directors.

          Only shareholders of record on the books of the Company at the close of business on October 8, 2004, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

          All shareholders are cordially invited to attend the Annual Meeting in person. If you are unable to do so, please execute the enclosed proxy and return it in the enclosed addressed envelope, since a majority of the outstanding shares must be represented at the meeting in order to transact business. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

By Order of the Board of Directors
Glen T. Tsuma Secretary

Irvine, California
October 22, 2004

CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA 92612

______________________________________
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 2, 2004
______________________________________

PROXY STATEMENT
SOLICITATION OF PROXIES

          The accompanying proxy is solicited by the Board of Directors of California First National Bancorp (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Thursday, December 2, 2004, 10:00 a.m., local time, and at any and all adjournments thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Where no specification is made on a properly executed and returned proxy, and unless otherwise indicated in this proxy statement, the shares will be voted FOR the election of all nominees for Directors named in the proxy. Any shareholder has the power to revoke his or her proxy at any time before the Annual Meeting. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by a subsequent proxy executed by the person executing the proxy and presented to the Annual Meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

          This Proxy Statement is being mailed to the Company's shareholders on or about October 28, 2004. The solicitation of proxies will be made by mail and expenses will be paid by the Company, and will include forwarding solicitation materials regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by the Company's regular employees who will not receive additional compensation for that solicitation. The mailing address of the Company's principal executive office is 18201 Von Karman Avenue, Suite 800, Irvine, California 92612.

OUTSTANDING SHARES AND VOTING RIGHTS

          Only holders of record of the 11,046,725 shares of the Company's Common Stock outstanding at the close of business on October 8, 2004, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, and therefore will have the same effect as a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

          No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder's shares) unless the names of the candidate or candidates for whom votes will be cumulated have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit. If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of the majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. On all other matters, each share is entitled to one vote.

PRINCIPAL SHAREHOLDERS

          The following table sets forth, as of October 8, 2004, certain information as to the number of shares of the Company's Common Stock beneficially owned by each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock and by all directors and officers as a group.

Name and Address of Beneficial Owners	Amount of the Company's Common Stock Beneficially Owned	Percent of the Company's Common Stock Beneficially Owned
Patrick E. Paddon c/o California First National Bancorp 18201 Von Karman Ave. Irvine, CA 92612	6,494,413 (1)	57.5%
Glen T. Tsuma c/o California First National Bancorp 18201 Von Karman Ave. Irvine, CA 92612	1,356,772	12.3%
Donald P. Moriarty c/o McGrath, Doyle & Phair 150 Broadway New York, NY 10038	1,087,650	9.85%
Fidelity Management & Research One Federal St. Boston, MA 02110	718,735	6.5%
All Directors and Officers as a Group (6 persons)	8,143,919 (2)	70.9%

(1)	Does not include 43,940 shares of Common Stock held by Mr. Paddon's children, as to which Mr. Paddon disclaims any beneficial interest. Includes options to purchase 240,000 shares, which are exercisable within 60 days of October 8, 2004.
(2)	Includes options to purchase 445,500 shares, which are exercisable within 60 days of October 8, 2004.

ITEM 1

ELECTION OF DIRECTORS

         Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the proxy specifies otherwise, to vote the shares represented by the proxy FOR the election of the nominees set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

          The nominees for the Board of Directors are Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta. Certain information as of October 8, 2004 with respect to the nominees for election as directors, including the number of shares of the Company's Common Stock beneficially owned by each of them as of October 8, 2004, is set forth under "Directors and Executive Officers" below.

          The Board of Directors has determined that Messrs. Lowry, Ravine and Cacciamatta are considered to be "independent directors" in accordance with guidelines established by The Nasdaq Stock Market, Inc. ("NASDAQ"), and it has been determined that none of them has a material relationship with the Company that would impair their independence from management or otherwise compromise their ability to act as an independent director. Over 50% of the Company's Common Stock is owned by Patrick Paddon, and therefore, the Company is a "controlled company" and exempt from complying with certain NASDAQ corporate governance requirements, such as a majority independent board and compensation and nominating committees composed solely of independent directors. Notwithstanding such exemption, a majority of the Board of Directors is independent and the Company has established an independent Compensation Committee.

          The Board of Directors holds regularly scheduled quarterly meetings, with committee meetings occurring at the same time, as necessary. In accordance with recent NASDAQ governance requirements, at each quarterly board meeting, time will be set aside for the independent directors to meet without management present. The Board of Directors met four times during the year ended June 30, 2004, with no director participating in fewer than 75% of the total number of board meetings or committee meetings held during the year.

          The Audit Committee of the Board of Directors is made up of only the independent directors identified above. The Board of Directors has determined that that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an "audit committee financial expert" as that term is defined in regulations issued by NASDAQ pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee has responsibility for oversight of: (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual audit of the Company's financial statements. The Audit Committee has the sole authority and responsibility for selecting the firm of independent public accountants to be retained by the Company to perform the audit and meets at least quarterly with the independent public accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. The Audit Committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Audit Committee held five meetings during fiscal 2004. The Board of Directors adopted an Audit Committee Charter in June 2000, which was amended in August 2002 and subsequently amended and restated on October 22, 2004. The amended Audit Committee Charter is included herein as Exhibit A.

          The Compensation Committee is also comprised solely of independent directors and is responsible for reviewing and approving the compensation of all executive officers. The entire Board of Directors continues to approve the grant of stock options. The Compensation Committee met once during fiscal 2004, and there was one stock option meeting held.

          In light of the Company's position as a controlled company, the size of the Board of Directors and the fact that vacancies occur infrequently, the Board of Directors has determined that a nominating committee is not necessary. Generally, director nominees are recommended to the full Board of Directors by the Company's Chairman and Chief Executive Officer, Patrick Paddon, and the entire Board of Directors is responsible for selecting nominees for election as directors. With respect to the selection of director nominees at the 2004 Annual Meeting of Shareholders, Mr. Paddon recommended the Board nominate the five directors currently serving on the Board.

          Stockholders who wish to communicate with the Board of Directors or one or more individual Directors may do so by writing to such Director or Directors at the Company's corporate headquarters: c/o Corporate Secretary, California First National Bancorp, 18201 Von Karman Avenue, Irvine CA 92612. Stockholders and employees who wish to contact the Board of Directors or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and addressing the communication to the Audit Committee, or by communicating by email to auditcommittee@calfirstbancorp.com. Any written request so received will be handled in accordance with procedures approved by the Board of Directors.

          Directors who are employees of the Company do not receive any fees for their services as directors. Directors of the Company who are not employees receive annual compensation of $20,000 payable quarterly, plus expenses, for service on the Company and any subsidiary Board. Directors are entitled to participate in the Company's 1995 Stock Option Plan. During fiscal 2004, there was one stock option grant issued on January 20, 2004 to Harris Ravine for the exercise of 10,000 shares of common stock at an exercise price of $14.42, which options vest equally over a five year period.

          The Company has adopted a Code of Ethics for its chief executive officer, chief financial officer and principal accounting officer. A copy of the Code of Ethics is available for review under the Corporate Governance section of the Company's web site at Calfirstbancorp.com. Any waivers from this Code of Ethics must be reviewed by the Audit Committee and will be disclosed on the website.

DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The table below shows, as of October 8, 2004, the number of common stock shares owned by each director and each named executive officer.

Name	Age	Position	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Patrick E. Paddon	53	Chief Executive Officer, President, Director	6,494,413 (1)	57.5%
Glen T. Tsuma	51	Chief Operating Officer, Secretary, Director	1,356,772	12.3%
Michael H. Lowry	59	Director	34,000 (2)	*

Harris Ravine	61	Director	26,000 (3)	*

Danilo Cacciamatta	58	Director	35,500 (4)	*

S. Leslie Jewett	49	Chief Financial Officer	197,234 (5)	1.8%

*     Less than one percent

   Excludes 43,940 shares held by Mr. Paddon's children, as to which Mr. Paddon disclaims any beneficial interest. Includes options to purchase 240,000 shares, which are exercisable within 60 days of October 8, 2004.
  Includes options to purchase 22,000 shares, which are exercisable within 60 days of October 8, 2004.
  Includes options to purchase 18,000 shares, which are exercisable within 60 days of October 8, 2004.
  Includes options to purchase 15,500 shares, which are exercisable within 60 days of October 8, 2004.
  Includes options to purchase 150,000 shares, which are exercisable within 60 days of October 8, 2004.

     Current members of the Board of Directors and executive officers, together with certain information regarding them, are as follows:

          Patrick E. Paddon founded the Company in 1977 and has served as the President and a Director of the Company since its inception. Prior to 1977, Mr. Paddon was the Manager of Corporate Planning and Budgets at Business Systems Technologies, a manufacturer of IBM plug-compatible peripheral equipment. Mr. Paddon is the spouse of Ms. Jewett.

          Glen T. Tsuma joined the Company in May 1981 and has been Chief Operating Officer since August 1989 and Secretary since October 1991. Prior to joining the Company, he was an audit manager with Arthur Young & Company.

          Michael H. Lowry was elected to the Board of Directors in August 1992. Mr. Lowry is a Managing Director of Nomura Securities International, Inc., an investment banking firm. Prior to joining Nomura Securities in February 1994, Mr. Lowry had been employed by the investment banking firm of Bear Stearns & Co., Inc. from 1991 to 1993 and by the investment banking firm of Kidder, Peabody & Co. Incorporated from 1970 to 1990.

          Harris Ravine was elected to the Board of Directors in February 1994. In May 2003, Mr. Ravine became the Chief Executive Officer of Fischer Imaging Corporation, a manufacturer of x-ray medical equipment. Mr. Ravine was a Partner of Meritage Associates LLP from April 2002 to April 2003. From April 2001 to March 2002, Mr. Ravine was a member with Telecom Partners, a venture capital group. From June 2000 until March 2001, he was a partner of In_Fusion, an advisory services firm. From May 1997 to January 2000, Mr. Ravine was the Chairman and Chief Executive Officer of Andataco/IPL Systems, Inc. Prior thereto, Mr. Ravine was employed by Storage Technology Corporation, a computer manufacturer, in various capacities, including Executive Vice President, Chief Administrative Officer and Group Officer for Midrange Markets from June 1992 to January 1994.

         Danilo Cacciamatta was elected to the Board of Directors in June 2001. Mr. Cacciamatta is the Chief Executive Officer of Cacciamatta Accountancy Corporation, a position he has held for more than the past five years. Prior to forming Cacciamatta Accountancy Corporation, Mr. Cacciamatta was employed by KPMG Peat Marwick from 1972 to 1988 in a variety of positions, including audit partner from 1980 to 1988. Mr. Cacciamatta is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

         S. Leslie Jewett joined the Company in September 1991 as Vice President - Finance. In April 1994, Ms. Jewett was named Chief Financial Officer of the Company. From 1981 to 1990, she held various management positions at Kidder, Peabody & Co. Incorporated, including Senior Vice President, Corporate Finance. Ms. Jewett has a BA from Swarthmore College and an MBA from Stanford University. Ms. Jewett is the spouse of Mr. Paddon.

EXECUTIVE COMPENSATION

            The following table discloses compensation paid by the Company to the Chief Executive Officer and the remaining most highly-paid executive officers for the three fiscal years ended June 30, 2004:

		Annual Compensation		Long-term Compensation	Other
Name and Principal Position	Year	Salary	Bonus	Options (#)	Compensation (1)
Patrick E. Paddon	2004	$180,000	--	--	$2,000
Chief Executive Officer	2003	180,000	--	--	2,000
	2002	180,000	--	--	2,000
Glen T. Tsuma	2004	$180,000	--	--	$2,000
Chief Operating Officer	2003	180,000	--	--	2,000
	2002	180,000	--	--	2,000
S. Leslie Jewett	2004	$140,000	--	--	$2,000
Chief Financial Officer	2003	140,000	--	--	2,000
	2002	140,000	--	--<	2,000

 1)       Company contribution under the Company's 401(k) Plan, subject to certain vesting restrictions.

 Option Grants in Last Fiscal Year

             There were no stock option grants issued to executive officers during fiscal 2004.

 Aggregate Option Exercises and Fiscal Year End Option Value

                 The following table sets forth information for each of the named executive officers, the number of stock options exercised during fiscal 2004, the aggregate dollar value realized upon exercise, the total number of unexercised options held as of the end of the fiscal year and the aggregate dollar value of in-the-money, unexercised options held at June 30, 2004:

	Shares Acquired	Value	Number of Unexercised Options at June 30, 2004		Value of Unexercised In-the-Money Options at June 30, 2004 (2)
Name	On Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick E. Paddon	--	--	180,000	120,000	$765,000	$510,000
Glen T. Tsuma	--	--	--	--	--	--
S. Leslie Jewett	33,334	$77,168	140,000	10,000	$810,000	$ 15,000

(1) Represents the difference between the fair market value of the underlying stock on the exercise date and the exercise price  of the option.
(2) Represents the difference between the most recent closing price of the Common Stock as of June 30, 2004 as reported by NASDAQ and the exercise price of the options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           In August 2002, the Board of Directors established a Compensation Committee. Prior to that time, the Company had not established a standing compensation committee but instead all executive compensation issues were subject to the review of the entire Board of Directors. For the fiscal year ending June 30, 2004, the compensation of the Company's executive officers, including the Chief Executive Officer, has been reviewed and approved by the Compensation Committee.

          The Company's compensation practices have generally been designed to bind the interests of the Company's key executives to the long-term performance of the Company and its shareholders. Compensation for all executives is comprised primarily of 1) base salary and 2) equity participation through common stock ownership or common stock options. Base salaries and bonuses are established according to the particular position of the individual executive, the current economic and business circumstances of the Company, and competitive conditions in the employment marketplace. To assess the 2004 compensation level of the Company's key executives relative to their peers, the Company examined the compensation plans of other public leasing companies, comparable financial service firms and similar emerging growth companies.

          The Company believes that the cash compensation paid to the Company's executive officers is generally less than that paid to others in comparable positions, and reflects their status as significant shareholders of the Company. The equity participation of the Company's executive officers, both through direct ownership and common stock options, is generally greater than other comparable companies. The executive officers of the Company beneficially own approximately 71% of the Company's common stock outstanding. Through having a substantial portion of each executive's long-term compensation derived from participation in the Company's common stock, the Compensation Committee believes that the Company has aligned the financial interests of the executive officers with those of the Company's other shareholders.

CEO Compensation

          Patrick E. Paddon's, Chief Executive Officer, cash compensation was set at $180,000 at the beginning of fiscal 2004. Mr. Paddon's compensation in fiscal 2004 was not specifically tied to any measures of return on equity or earnings targets. Following the most recent review, the Compensation Committee believes Mr. Paddon's compensation is below that of most chief executive officers at other comparable companies. Mr. Paddon has requested and the Compensation Committee has agreed to accept his decision to keep his compensation in fiscal 2005 at $180,000.

Compensation Committee Interlocks and Insider Participation

          Prior to August 2002, Mr. Paddon and Mr. Tsuma, as executive officers and directors of the Company, participated in all board compensation decisions. Mr. Paddon and Mr. Tsuma will continue to review all stock option grants. Mr. Tsuma has not received any stock option grants in the last five years. Mr. Paddon was granted an option on August 4, 2000 to purchase 300,000 shares at $9.25 with a five-year vesting schedule, which replaced an option to purchase 300,000 shares at $3.50, which expired unexercised in September 2000.

AUDIT COMMITTEE REPORT

          The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

         The Audit Committee has reviewed and discussed the audited financial statements with management; received written disclosures and the letter from the Company's independent registered public accountants, PricewaterhouseCoopers LLP ("PwC"), required by Independence Standards Board Standard No. 1, as modified or supplemented; and discussed with PwC the auditors' independence. The Audit Committee also discussed with PwC the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees.

         Based on the review and discussions above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2004 be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,
Harris Ravine
Michael H. Lowry
Danilo Cacciamatta

Fees Billed for Services Rendered by PricewaterhouseCoopers LLC

The audit committee retained PwC as the Company's independent registered public accounting firm to audit the Company's financial statements for fiscal 2004. The aggregate fees billed by PwC include fees for the following services rendered during fiscal 2004:

Audit Fees totaled $190,000, which included fees for the review and examination of the Company's consolidated financial statements, quarterly reviews of interim financial statements, and consultations on accounting matters related to the financial statements.

No amounts for Financial Information Systems Design and Implementation Fees.

All Other Fees and expenses totaled $13,900.

The Audit Committee has concluded the provision of the non-audit services, listed as "All Other Fees" above, is compatible with maintaining the independence of PwC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Representatives of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for the year ended June 30, 2004 and quarterly reviews for fiscal 2005, are expected to be available to respond to appropriate questions at the Annual Meeting and to make such statements as they may desire.

COMMON STOCK PERFORMANCE GRAPH

          The graph below shows a comparison of the five-year cumulative return among the Company, the NASDAQ Composite Index and the Russell 2000.

ANNUAL REPORT AND OTHER SEC FILINGS

          The Annual Report on Form 10-K for the fiscal years ended June 30, 2004 and 2003, including the financial statements and schedule thereto, as filed with the Securities and Exchange Commission, has been included in the Company's Annual Report, which accompanies this Proxy Statement.

Section 16 of the 34 Act

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and any persons holding 10% or more of the Company's Common Stock to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission. Based upon a review of information furnished to the Company during the fiscal year ended June 30, 2004, all required forms were filed on a timely basis.

PROPOSALS OF SHAREHOLDERS

          All proposals of shareholders intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be directed to the attention of and received by the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, before June 30, 2005 if they are to be considered for inclusion in the Proxy Statement and form of Proxy used in connection with the meeting, in accordance with the rules and regulations of the Securities and Exchange Commission.

OTHER MATTERS

          At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters that will be acted upon at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting or any adjournment thereof, proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors
Glen T. Tsuma Secretary

Irvine, California
October 22, 2004

APPENDIX A

CALIFORNIA FIRST NATIONAL BANCORP

AUDIT COMMITTEE CHARTER
(Revised October 2004)

Purpose

The primary purpose of the California First National Bancorp Audit Committee (the "Audit Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including over sight of: (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Audit Committee are in place to represent the Company's shareholders; accordingly, the independent auditor is ultimately accountable to the Board and the Audit Committee. In order to accomplish this, the Audit Committee must maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company.

The Audit Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Audit Committee shall be comprised of not less than three members of the Board, and its composition will meet the independence requirements set forth in Rule 4200(a)(14) of the National Association of Securities Dealers ("NASD"). Accordingly, all of the Audit Committee members will be directors who:

1. Meet the regulatory definition for independence at all times and have no relationship to the Company that otherwise might interfere with the exercise of their independence from management and the Company; and

2. Are financially literate in that they are able to read and understand financial statements at the time of their appointment. In addition, at least one member of the Audit Committee will have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the Director's financial sophistication; and

3. Receive no payments from the Company other than for Board or Committee service.

Key Responsibilities

The Audit Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

  The Audit Committee shall discuss with management and the outside auditors the results of the audit, the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), MD&A disclosures, and review with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 prior to the Company's filings on Form 10-K.

  The Audit Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports, including MD&A disclosure, and the matters required to be discussed by SAS No. 61, prior to the Company's filings on Form 10-Q.

  The Audit Committee shall discuss with management and the outside auditors any significant matters regarding internal controls over financial reporting, problems or other difficulties that were identified during the conduct of the audit.

  The Audit Committee shall:
  Have the sole authority and responsibility to select (or nominate for shareholder approval), evaluate, hire and, where appropriate, fire the outside auditors;
  Approve in advance any services to be performed for the Company by the independent auditors not related to the audit engagement, after allowing for a de minimis exception for expenditures for non-audit services which total less than 5% of total fees paid to the auditors during the fiscal year;
  Obtain from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1 and review with the independent auditors the nature and scope of any disclosed relationships or professional services;
  Take or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors;
  Obtain and review a report of the independent auditors' internal quality control procedures and material issues (if any) raised in their most recent peer and internal review, as well as any governmental or professional authorities' investigations within the preceding five years;
  Review communications received from regulators and other legal and regulatory matters that may have a material effect on the Company's financial statements or business;
  Discuss with management and the independent auditors their assessment of significant areas of risk or exposure and steps taken to manage such risks;
  Review and approve all related-party transactions;
  Be responsible for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for ensuring that such complaints are treated confidentially and anonymously;
  Have the authority to consult with and hire legal, accounting and other professionals, and determine the funding for such advisors.

Procedures for Responding to Complaints or Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters

Employees or others who have a concern or complaint concerning the Company's accounting, internal accounting controls, or auditing matters must submit their concern or complaint to the Audit Committee Chairman via private mailbox address, or email.

The Audit Committee will promptly investigate any reports it receives of concerns or complaints about accounting, internal accounting controls, or auditing matters. The Chairman of the Audit Committee will determine the appropriate method to investigate the complaint.

An employee or other complainant may remain anonymous. If the person wishes their complaint to be kept confidential, any information they provide will be investigated on a confidential basis to the extent it is feasible to do so. There will be no retaliation against any person making good faith reports or complaints.

The results of all investigations will be reported to the Audit Committee and the results recorded in the minutes of its meetings. The Audit Committee shall have authority to direct any discipline it deems appropriate, up to and including dismissal of CFNB employees found to have engaged in wrongdoing.